UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 3, 2013

PFSweb, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-28275	75-2837058
(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Millennium Drive Allen, TX	75013
(Address of principal executive offices)	(zip code)

(972) 881-2900

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.08. Shareholder Director Nominations

On July 3, 2013, the Company adjourned its 2013 Annual Meeting of Stockholders from July 3, 2013 to July 16, 2013 in order to provide the Company with additional time to solicit additional votes to approve the proposals to declassify the Board and adopt majority voting for the uncontested election of directors.

Because the new date of the Annual Meeting is more than 30 days after the anniversary of the Company’s 2012 Annual Meeting, in accordance with the Company’s Amended and Restated Bylaws, as amended, and the applicable rules and regulations of the Securities and Exchange Commission (the “SEC”), written notice from a stockholder interested in bringing business before the Company’s 2013 Annual Meeting of Stockholders or nominating a director candidate for election at the Company’s 2013 Annual Meeting of Stockholders, including, any notice on Schedule 14N, must be received at the Company’s principal executive office, 505 Millennium Drive, Allen, Texas 75013, by no later than 5:00 p.m., Central time, on July 13, 2013. Any such written notice must be directed to the attention of the Company’s Secretary and comply with the applicable advance notice provisions of the Company’s Amended and Restated Bylaws, as amended. Stockholder proposals intended to be considered for inclusion in the Company’s proxy materials for the 2013 Annual Meeting of Stockholders must comply with the requirements, including the deadline, set forth above as well as the all applicable rules and regulations promulgated by the SEC under the Securities Exchange Act of 1934, as amended.

Item 8.01. Other Events.

On July 3, 2013, the Company issued a press release announcing the adjournment of the Company’s Annual Meeting to July 16, 2013 in order to provide the Company with additional time to solicit additional votes to approve the proposals to declassify the Board and adopt majority voting for the uncontested election of directors. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The Company is also mailing a letter to certain stockholders who, as of such date, had not voted their shares requesting that they vote their shares as soon as possible. A copy of the letter is attached hereto as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, issued July 3, 2013.

99.2	Letter to Stockholders dated July 3, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 3, 2013

PFSweb, Inc.

By:	/s/ Thomas J. Madden
Name:	Thomas J. Madden
Title:	Executive Vice President and Chief Financial and Accounting Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press Release, issued July 3, 2013.

99.2	Letter to Stockholders dated July 3, 2013

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